EXHIBIT 99.1

This Statement on Form 4 is filed jointly by (i) OCM Principal Opportunities Fund IV, L.P., OCM Principal Opportunities Fund IV GP, L.P., OCM Principal Opportunities Fund IV GP Ltd., Oaktree Fund GP I, L.P., Oaktree Capital I, L.P., OCM Holdings I, LLC, Oaktree Holdings, LLC, Oaktree Capital Group, LLC, Oaktree Capital Group Holdings, L.P., Oaktree Capital Group Holdings GP, LLC, and Alliance-Oaktree Co-Investors (collectively, the “Oaktree Entities”) and (ii) MTS Health Investors II, L.P., MTS Health Investors II GP, LLC, MTS Health Investors II GP Holdings, LLC, Alliance-MTS Co-Investors I, LLC, and Alliance-MTS Co-Investors II, LLC (collectively, the “MTS Entities”).  The address of each of the reporting Oaktree Entities is c/o Oaktree Capital Group Holdings GP, LLC, 333 South Grand Avenue, Floor, Los Angeles, CA 90071.  The address of each of the reporting MTS Entities is 623 Fifth Avenue, Floor 14, New York, NY 10022.

Name of Designated Filer:  OCM Principal Opportunities Fund IV, L.P.

Date of Event Requiring Statement:  November 1, 2010

Issuer Name and Ticker or Trading Symbol:  Alliance HealthCare Services, Inc. [AIQ]

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P., its General Partner
By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD., its General Partner
By:	OAKTREE CAPITAL MANAGEMENT, L.P, the Director

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President, Legal

OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P.

By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD., its General Partner
By:	OAKTREE CAPITAL MANAGEMENT, L.P, the Director

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President, Legal

OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD.

By:	OAKTREE CAPITAL MANAGEMENT, L.P, the Director

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President, Legal

OAKTREE FUND GP I, L.P.

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Authorized Signatory

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	OCM Holdings I, LLC, its General Partner

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President

OCM HOLDINGS I, LLC

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President

OAKTREE HOLDINGS, LLC

By:	Oaktree Capital Group, LLC, its Manging Member

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By:	Oaktree Capital Group Holdings GP, LLC, its General Partner

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Senior Vice President

MTS HEALTH INVESTORS II, L.P.

By:	MTS HEALTH INVESTORS II GP, LLC, its General Partner
By:	MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis Lane
	Name:	Curtis S. Lane
	Title:	Senior Managing Director

MTS HEALTH INVESTORS II GP, LLC

By:	MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis Lane
	Name:	Curtis S. Lane
	Title:	Senior Managing Director

MTS HEALTH INVESTORS II GP HOLDINGS, LLC

By:	/s/ Curtis Lane
	Name:	Curtis S. Lane
	Title:	Senior Managing Director

ALLIANCE-OAKTREE CO- INVESTORS, LLC

By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P., its Managing Member
By:	OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD., its General Partner
By:	OAKTREE CAPITAL MANAGEMENT, L.P., the Director

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
	Name:	Emily Alexander
	Title:	Vice President, Legal

ALLIANCE-MTS CO-INVESTORS I, LLC

By:	MTS HEALTH INVESTORS II GP, LLC, its General Partner
By:	MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis Lane
	Name:	Curtis S. Lane
	Title:	Senior Managing Director

ALLIANCE-MTS CO-INVESTORS II, LLC

By:	MTS HEALTH INVESTORS II GP, LLC, its General Partner
By:	MTS HEALTH INVESTORS II GP HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis Lane
	Name:	Curtis S. Lane
	Title:	Senior Managing Director